                   SECURITIES AND EXCHANGE COMMISSION

                        Washington,  D.C.  20549


                               FORM  8 - K

                             CURRENT REPORT


                   Pursuant to Section 13 or 15 (d) of
                   the Securities Exchange Act of 1934


                 Date of Report (Date of earliest event
                       reported): February 27, 1998

                   THE BANK OF NEW YORK COMPANY, INC.
                   ----------------------------------
         (exact name of registrant as specified in its charter)


                                NEW YORK
                                --------
             (State or other jurisdiction of incorporation)



                   1-6152                   13-2614959
                   ------                   ----------
       (Commission file number)      (I.R.S. employer identification
                                           number)




        48 Wall Street, New York, NY       10286
        ----------------------------       -----
        (Address of principal executive    (Zip code)
           offices)






                  212 - 495 - 1784
                  ----------------
         (Registrant's telephone number,
              including area code)

ITEM 5.   Other Events
          ------------
          Restated Earnings Per Share
          ---------------------------
          In February 1997, the FASB issued SFAS No. 128, "Earnings per Share." The statement establishes new standards for computing and presenting earnings per share ("EPS"). It replaces the presentation of primary EPS with basic EPS and the presentation of fully diluted EPS with diluted EPS. SFAS 128 is effective for year-end 1997. The Bank of New York Company, Inc. (the "Company") has restated the selected financial data and quarterly financial data that appeared in its 1996 10-K. In addition the Company has provided an exhibit that shows the computation of earnings per share for years 1992-1996 and the quarters for 1995 and 1996 to be in conformity with SFAS 128.

SELECTED FINANCIAL DATA


                                             FINANCIAL HIGHLIGHTS


Dollars in millions,
 except per share amounts        1996      1995      1994      1993      1992

Net Interest Income           $ 1,961   $ 2,029   $ 1,717   $ 1,497   $ 1,367
Noninterest Income              2,130     1,491     1,289     1,319     1,183
Provision for Loan Losses         600       330       162       284       443
Noninterest Expense             1,835     1,708     1,646     1,646     1,519
Net Income                      1,020       914       749       559       393
Net Income Available to
 Common Shareholders            1,010       904       736       534       360
Return on Average Assets         1.90%     1.72%     1.49%     1.20%     0.85%
Return on Average Common
 Shareholders' Equity           19.98     19.42     18.49     14.98     12.00
Common Dividend Payout Ratio    32.50     28.84     27.88     27.99     33.89

Per Common Share
Basic Earnings                $  2.60   $  2.35   $  1.96   $  1.43   $  1.05
Diluted Earnings                 2.40      2.18      1.84      1.35      1.00
Cash Dividends                   0.84      0.68      0.55      0.43      0.38
Market Value at Year End        33.75     24.38     14.89     14.25     13.47

Averages
Securities                    $ 5,343   $ 5,260   $ 5,941   $ 6,352   $ 6,202
Loans                          36,698    35,421    32,029    30,427    30,345
Total Assets                   53,649    53,053    50,280    46,644    46,227
Deposits                       36,599    36,061    34,041    32,837    33,237
Long-Term Debt                  1,870     1,773     1,530     1,729     1,386
Minority Interest -
 Preferred Securities              26         -         -         -         -
Shareholders' Equity:
  Preferred                       113       115       157       334       409
  Common                        5,055     4,653     3,980     3,563     2,996

At Year End
Allowance for Loan Losses
 as a Percent of Loans           2.43%     2.01%     2.40%     3.17%     3.63%
Tier 1 Capital Ratio             8.34      8.42      8.45      8.87      7.59
Total Capital Ratio             12.78     13.08     13.43     13.65     12.30
Leverage Ratio                   8.87      8.46      7.89      7.99      7.11
Common Equity to Assets Ratio    8.99      9.53      8.55      8.29      7.30
Total Equity to Assets Ratio     9.19      9.74      8.79      8.94      8.24
Common Shares Outstanding
(in millions)                 385.272   394.956   373.870   374.456   364.262
Employees                      16,158    15,810    15,477    15,621    16,167


The per common share amounts and common shares outstanding have been restated to reflect the 2-for-1 common stock splits effective
July 19, 1996 and April 22, 1994.

QUARTERLY FINANCIAL DATA


                                  UNAUDITED


                                      1996
                       -------------------------------
Dollars in millions,   Fourth   Third   Second   First
 except per share
 amounts

Interest Income         $ 883   $ 856    $ 910   $ 928

Interest Expense          393     389      422     419
                        -----   -----    -----   -----
Net Interest Income       490     467      488     509
                        -----   -----    -----   -----

Provision for Loan
 Losses                    45      40      425      90

Noninterest Income        441     432      846     420

Noninterest Expense       480     455      457     444
                        -----   -----    -----   -----
Income Before
 Income Taxes             406     404      452     395

Income Taxes              154     155      174     152

Distribution on Trust
  Preferred Securities      2       -        -       -
                        -----   -----    -----   -----
Net Income              $ 250   $ 249    $ 278   $ 243
                        =====   =====    =====   =====
Net Income
 Available to
 Common Shareholders    $ 247   $ 246    $ 276   $ 241
                        =====   =====    =====   =====
Per Common Share Data:
  Basic Earnings        $0.64   $0.64    $0.71   $0.61

  Diluted Earnings       0.60    0.59     0.65    0.56

  Cash Dividends         0.22    0.22     0.20    0.20

  Stock Price
    High                35.88   30.13    26.94   27.31

    Low                 29.00   24.56    23.31   22.00

Ratios:
  Return on Average
   Common
   Shareholders'
   Equity               19.48%  19.63%   21.97%  18.86%

  Return on Average
   Assets                1.84    1.92     2.05    1.79



QUARTERLY FINANCIAL DATA


                                      UNAUDITED


                                    1995
                       ------------------------------
Dollars in millions,   Fourth  Third   Second   First
 except per share
 amounts

Interest Income         $ 969   $ 946    $ 981   $ 936

Interest Expense          446     435      477     445
                        -----   -----    -----   -----
Net Interest Income       523     511      504     491
                        -----   -----    -----   -----

Provision for Loan
 Losses                   105     113       62      50

Noninterest Income        419     405      349     318

Noninterest Expense       446     423      424     415
                        -----   -----    -----   -----
Income Before
 Income Taxes             391     380      367     344

Income Taxes              150     146      141     131

Distribution on Trust
  Preferred Securities      -       -        -       -
                        -----   -----    -----   -----
Net Income              $ 241   $ 234    $ 226   $ 213
                        =====   =====    =====   =====
Net Income
 Available to
 Common Shareholders    $ 239   $ 232    $ 223   $ 210
                        =====   =====    =====   =====
Per Common Share Data:
  Basic Earnings        $0.60   $0.60    $0.59   $0.56

  Diluted Earnings       0.56    0.55     0.54    0.53

  Cash Dividends         0.18    0.18     0.16    0.16

  Stock Price
    High                24.38   23.25    21.69   16.75

    Low                 20.94   19.00    15.94   14.50

Ratios:
  Return on Average
   Common
   Shareholders'
   Equity               18.87%  19.28%   19.85   19.98%

  Return on Average
   Assets                1.77    1.78     1.68    1.65

ITEM 7.   Exhibits
          -----------------------------------------------------
          (c)  Exhibit    Description
               -------    -----------

                99.1      Computation of earnings per share

                             SIGNATURE
                             ---------

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 27, 1998

                         THE BANK OF NEW YORK COMPANY, INC.
                         (Registrant)


                       By:    \s\ Robert E. Keilman
                              ------------------------
                     Name:    Robert E. Keilman
                    Title:    Comptroller

                  EXHIBIT INDEX



Exhibit No.     Description


    99.1 Computation of earnings per common share for the fiscal years ended 1992 through 1996 and for the quarters of 1995 and 1996